UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

October 25, 2005

Date of Report (Date of earliest event reported)

_____________________

FILENET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15997	95-3757924
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3565 Harbor Boulevard Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)

(714) 327-3400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions

On October 25, 2005, the Company issued a press release, which sets forth certain preliminary results of operations for the quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are filed herewith.
99.1	Press Release dated October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 25, 2005

FILENET CORPORATION

By:	/s/ Philip C. Maynard
Name:	Philip C. Maynard
Title:	Senior Vice President,

Chief Legal Officer and Secretary

Exhibit 99.1

FOR IMMEDIATE RELEASE

FileNet Reports Third Quarter 2005 Results

COSTA MESA, Calif.—October 25, 2005—FileNet Corporation (Nasdaq: FILE), the leading provider of Enterprise Content and Business Process Management solutions, today announced financial results for its third quarter ending September 30, 2005.

Total revenues for the third quarter of 2005 were $101.6 million compared to total revenues of $96.5 million for the same period in 2004 and $104.6 million for the second quarter of 2005. Software revenues for the third quarter of 2005 were $38.5 million compared to $35.5 million for the same period in 2004 and $40.6 million for the second quarter of 2005. Net income was $8.5 million in the third quarter of 2005, compared to net income of $6.4 million in the third quarter of 2004 and $8.7 million in the second quarter of 2005. Earnings per basic and diluted share were $0.21 and $0.20, respectively for the third quarter of 2005, compared to earnings per basic and diluted share of $0.16 for the third quarter of 2004 and $.21 per basic and diluted share for the second quarter of 2005.

As of September 30, 2005, FileNet had cash and investments of $390.8 million, compared to $386.2 million at June 30, 2005. The company has no long-term debt.

“We are pleased with our financial results, made possible by customers around the world selecting FileNet products and services to manage their most mission-critical content and business processes,” said Lee Roberts, FileNet’s chairman and CEO. “At FileNet, we believe our customer base, superior products, and world-class partners position us to enhance our market leadership.”

Quarterly Conference Call with Management – October 25, 2005

Lee Roberts, Chairman and Chief Executive Officer, and Sam Auriemma, Chief Financial Officer, will host a conference call for investors at 2:00 p.m. Pacific Time today.

The call will be broadcast live over the Internet. To listen to the event via the Internet, please follow the instructions that will be available on the investor relations’ section of FileNet’s Web site at http://www.filenet.com. A replay of the Web cast will be available for an extended period of time.

Alternatively, to listen to the call live, dial (866) 800-8652. The conference call ID number for the call is 22611956. A replay of the call will be available from approximately 4:00 p.m. PT on October 25 through midnight PT on November 1. To listen to the replay, dial (888) 286-8010. The conference call ID number for the replay is 58082614.

About FileNet

FileNet Corporation (NASDAQ: FILE) helps organizations make better decisions by managing the content and processes that drive their business. FileNet’s Enterprise Content Management (ECM) solutions allow customers to build and sustain competitive advantage by managing content throughout their organizations, automating and streamlining their business processes, and providing a spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM products are designed to deliver a broad set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company’s founding in 1982, more than 4,000 organizations, including more than three quarters of the FORTUNE 100, have taken advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered in Costa Mesa, Calif., the Company markets its innovative ECM solutions in more than 90 countries through its own global sales, professional services and support organizations, as well as via its ValueNet® Partner network of resellers, system integrators and application developers.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements that are based on our current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by us. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such a difference for FileNet include, but are not limited to, the volume of our sales and pricing concessions on volume sales; our ability to specify, develop or acquire, complete, introduce, market, distribute and gain market acceptance for new products and technologies in a timely manner; the mix of products and services sold by us; the timing, rescheduling or cancellation of significant customer orders; the loss of a key customer; our ability to control expenses; announcements of technological innovations, new products or product enhancements by the company or its competitors; the emerging nature of the Enterprise Content Management market; key management changes; changes in joint marketing and development programs; developments relating to patents or other intellectual property rights or disputes; changing relationships with customers, distributors, suppliers and strategic partners; potential contractual or employment issues; our ability to integrate acquired businesses; and general conditions in the worldwide economy and the software/technology sector and other factors. Our Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors: FileNet and ValueNet are registered trademarks of FileNet Corporation. All other company or product names referenced in this release may be trademarks or registered trademarks of their respective owners.

# # #

Investor Contact:

Greg Witter, Director, Investor Relations

FileNet Corporation

Phone: 714-327-3405

Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications

FileNet Corporation

Phone: 714-327-5050

Email: thennessey@filenet.com

FILENET CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue:
Software	$ 38,470	$ 35,447	$ 117,557	$ 109,475
Service	63,150	61,041	188,719	180,597
Total revenue	101,620	96,488	306,276	290,072

Costs:
Cost of software revenue	2,765	3,835	7,854	10,486
Cost of service revenue	23,046	21,295	66,266	63,521
Total cost of revenue	25,811	25,130	74,120	74,007

Gross profit	75,809	71,358	232,156	216,065

Operating expenses:
Sales and Marketing	36,904	36,674	115,804	117,433
Research and development	19,862	19,664	57,251	59,469
General and administrative	8,462	8,509	25,889	27,136
Total operating expenses	65,228	64,847	198,944	204,038

Operating income	10,581	6,511	33,212	12,027

Other income, net	2,989	1,245	7,310	$ 3,238

Income before income taxes	13,570	7,756	40,522	15,265

Provision for income taxes	5,021	1,396	14,993	2,748

Net income	$ 8,549	$ 6,360	$ 25,529	$ 12,517

Earnings per share:
Basic	$ 0.21	$ 0.16	$ 0.63	$ 0.32
Diluted	$ 0.20	$ 0.16	$ 0.61	$ 0.31

Weighted average shares outstanding:
Basic	41,105	39,284	40,706	38,806
Diluted	42,622	40,495	42,161	40,793

FILENET CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2005	2004
	(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 181,451	$ 123,217
Short-term investments	199,625	211,196
Accounts receivable, net	40,714	35,878
Prepaid expenses and other assets	12,921	12,179
Deferred income taxes	3,681	3,681
Total current assets	438,392	386,151

Property, net	19,860	21,738
Long-term investments	9,688	14,256
Goodwill	26,715	27,268
Intangible assets, net	4,598	6,188
Deferred income taxes	35,977	36,028
Other assets	4,412	2,037

Total assets	$ 539,642	$ 493,666

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 12,318	$ 13,868
Customer deposits/advances	8,421	9,007
Accrued compensation and benefits	29,024	33,674
Unearned maintenance revenue	54,111	47,145
Other accrued liabilities	29,689	19,575
Total current liabilities	133,563	123,269

Other liabilities and unearned maintenance revenue	3,983	2,533

Total liabilities	137,546	125,802

Stockholders' equity	402,096	367,864

Total liabilities and stockholders' equity	$ 539,642	$ 493,666